Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Everett M. Dickson, the Interim Chief Financial Officer of Cruzani, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.       The Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2019	By:	/s/ Everett M. Dickson
Name: Everett M. Dickson
Title: Interim Chief Financial Officer
(Principal Financial and Accounting Officer)